                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Sam H. Anderson, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Dennis C. Bottorff

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Earnest W. Deavenport, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Reginald D. Dickson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ James A. Haslam II

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Martha R. Ingram

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ T. Scott Fillebrown, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Walter G. Knestrick

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Gene C. Koonce

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ James R. Martin

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Roscoe R. Robinson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ James F. Smith, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Cal Turner, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Celia A. Wallace

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Ted H. Welch

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ David K. Wilson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ William S. Wire II

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his/her true and lawful attorney-in-fact and agent for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of Hartsville Bancshares, Inc. ("HBI") or in connection with an option to purchase the Company's common stock by Joseph H. Crabtree, Sr., a principal of HBI, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he/she himself/herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his/her hand as of the date specified.



Dated: October 17, 1996                    /s/ Toby S. Wilt